                                                                      EXHIBIT 21

                                SYSCO CORPORATION

                           SUBSIDIARIES AND DIVISIONS

                            As of September 13, 2002

                                                                                  JURISDICTION
                                                                                        OF
                       ACTIVE SUBSIDIARIES                                        INCORPORATION
                       -------------------                                        -------------
A.M. Briggs, Inc.                                                                    Delaware
Buckhead Beef Company                                                                Delaware
Freedman Meats, Inc.                                                                 Delaware
   *Freedman Food Service, Inc.                                                       Texas
   *#Freedman Food Service of Austin, LP***                                           Texas
         (dba Texas Meat Purveyors)
   *Freedman Food Service of Dallas, Inc.                                             Texas
  *#Freedman Food Service of San Antonio, LP***                                       Texas
         (dba Texas Meat Purveyors)
   *Freedman-KB, Inc.                                                                Delaware
FreshPoint Holdings, Inc.                                                            Delaware
*FreshPoint, Inc.                                                                    Delaware
  *FreshPoint Distribution, Inc.                                                     Delaware
      *American Produce & Vegetable Co., Inc.                                        Delaware
      *Carnival Fruit Company, Inc.                                                  Florida
      *FreshPoint of Southern California, Inc.                                      California
      *Lee Ray-Tarantino Co., Inc.                                                  California
      *Royal Foods Company, Inc.                                                    California
      *Movsovitz & Sons of Florida, Inc.                                             Florida
          *Sunburst Foods, Inc.                                                      Delaware
             *FreshPoint of Palm Beach, Inc.                                         Florida
             *FreshPoint of Washington D.C., Inc.                              District of Columbia
             *FreshPoint of Atlanta, Inc.                                            Georgia
             *P. Tavilla Co. (Miami) Inc.                                            Florida
             *Red's Market, Inc.                                                     Florida
      *Produce America, Inc.                                                         Delaware
  *Pacific Produce Co. Ltd.                                                      Alberta, Canada
         * Sysco I&S Foodservices, Inc.                                          Alberta, Canada
  *FreshPoint of Denver, Inc.                                                        Colorado
  *FreshPoint of Las Vegas, Inc.                                                     Delaware
Fulton Provision Co.                                                                 Delaware
Guest Supply, Inc.                                                                  New Jersey
  *Breckenridge-Remy Co.                                                             Delaware
         *Franklin Supply Company                                                    Delaware
         *Guest Distribution Services, Inc.                                          Delaware
         *MacDonald Contract Sales, Inc.                                         Ontario, Canada
   *Guest Supply Canada, Inc.                                                         Canada
   *Guest International Ltd.                                                      United Kingdom
   *Guest Packaging, Inc.                                                           New Jersey
INGENIUM Medical Supply Chain Solutions, Inc.                                        Delaware

Sysco Food Services of Vancouver, Inc.                                             B.C., Canada
#*Four Seasons Food Ltd.                                                           B.C., Canada
Malcolm Meats Company                                                                Delaware
Nobel/Sysco Food Services Company                                                    Colorado
  *Sysco Equipment & Furnishings Company                                             Delaware
Pegler-Sysco Food Services Company                                                   Nebraska
  *Pegler-Sysco Transportation Co.                                                   Nebraska
Sysco Food Services of Metro New York, LLC                                           Delaware
  *Dowd Food Discount Corp.                                                         New Jersey
SFS Shelf, LLC                                                                       Delaware
Sysco Administrative Services, Inc.                                                  Delaware
  #*Sysco Proprietary LP                                                              Texas
  #*Sysco Services LP                                                                 Texas
Sysco Canada, Company                                                              Nova Scotia
   *Sysco Holdings of B.C., Inc.                                                      Canada
     *North Douglas Sysco Food Services, Inc.                                         Canada
   *Sysco Holdings of Kelowna, Inc.                                                   Canada
       *Sysco HRI Supply Ltd.                                                         Canada
Baugh Supply Chain Cooperative, Inc.                                                 Delaware
Midwest Cooperative, Inc.                                                            Delaware
Northeast Cooperative, Inc.                                                          Delaware
Southeast Cooperative, Inc.                                                          Delaware
Southwest Cooperative, Inc.                                                          Delaware
Western Cooperative, Inc.                                                            Delaware
Sysco eVentures, Inc.                                                                Delaware
Sysco Financial Services, LLC                                                        Delaware
  *Sysco Finance, LP                                                                 Delaware
  *Hardin's-Sysco Food Services, LLC                                                 Delaware
  *Lankford-Sysco Food Services, LLC                                                 Delaware
  *Robert Orr-Sysco Food Services, LLC                                               Delaware
  *Sysco Food Services of New Orleans, LLC                                           Delaware
  *Sysco Texas Partners, Inc.                                                        Delaware
  *Sysco Administrative Services II, Inc.                                            Delaware
    **Sysco Food Services of Austin, LP                                              Delaware
    **Sysco Food Services of Dallas, LP                                              Delaware
    **Sysco Food Services of Houston, LP                                             Delaware
    **Sysco Food Services of San Antonio, LP                                         Delaware
Sysco Food Services of Arizona, Inc.                                                 Delaware
  *Sysco Arizona Leasing, Inc.                                                       Delaware
Sysco Food Services of Arkansas, LLC                                                 Delaware
Sysco Food Services of Atlanta, LLC                                                  Delaware
Sysco Food Services of Central Alabama, Inc.                                         Delaware
Sysco Food Services of Central Florida, Inc.                                         Delaware
Sysco Food Services of Central Pennsylvania, LLC                                     Delaware
Sysco Food Services of Charlotte, LLC                                                Delaware
Sysco Food Services-Chicago, Inc.                                                    Delaware
Sysco Food Services of Cleveland, Inc.                                               Delaware




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

Sysco Food Services of Columbia, LLC                                                 Delaware
Sysco Food Services of Detroit, LLC                                                  Delaware
Sysco Food Services of Grand Rapids, LLC                                             Delaware
Sysco Food Services of Hampton Roads, Inc.                                           Delaware
Sysco Food Services of Idaho, Inc.                                                    Idaho
Sysco Food Services of Indianapolis, LLC                                             Delaware
Sysco Food Services of Iowa, Inc.                                                    Delaware
Sysco Food Services - Jacksonville, Inc.                                             Delaware
Sysco Food Services of Kansas City, Inc.                                             Missouri
Sysco Food Services of Las Vegas, Inc.                                               Delaware
Sysco Food Services of Los Angeles, Inc.                                             Delaware
Sysco Food Services of Minnesota, Inc.                                               Delaware
Sysco Food Services of Modesto, Inc.                                                California
Sysco Food Services of Montana, Inc.                                                 Delaware
Sysco Food Services of Northern New England, Inc.                                     Maine
Sysco Food Services of Oklahoma, Inc.                                                Delaware
Sysco Food Services of Philadelphia, LLC                                             Delaware
  *Garden Cash & Carry, Inc.                                                         Delaware
Sysco Food Services of Pittsburgh, Inc.                                            Pennsylvania
Sysco Food Services of Portland, Inc.                                                Delaware
Sysco Food Services of Sacramento, Inc.                                              Delaware
Sysco Food Services of San Diego, Inc.                                               Delaware
Sysco Food Services of San Francisco, Inc.                                          California
Sysco Food Services of Seattle, Inc.                                                 Delaware
Sysco Food Services of South Florida, Inc.                                           Delaware
Sysco Food Services of Southeast Florida, LLC                                        Delaware
Sysco Food Services of St. Louis, LLC                                                Delaware
Sysco Food Services of Virginia, LLC                                                 Delaware
Sysco Food Services - West Coast Florida, Inc.                                       Delaware
Sysco Holdings Limited                                                        New Brunswick, Canada
  *Sysco Food Services of Ontario, Inc.                                          Ontario, Canada
Sysco Intermountain Food Services, Inc.                                              Delaware
Sysco/Louisville Food Services Co.                                                   Delaware
Sysco Merger Ohio, Inc.                                                                Ohio
Sysco Newport Meat Company                                                           Delaware
Sysco Resources, Inc.                                                                Delaware
Sysco Resources Northeast, Inc.                                                      Delaware
Sysco Resources Southeast, Inc.                                                      Delaware
Sysco Resources Southwest, Inc.                                                      Delaware
Sysco Resources Midwest, Inc.                                                        Delaware
Sysco Resources West, Inc.                                                           Delaware
SYSCO International Co.                                                            Nova Scotia
>SFS Canada I LP                                                                      Canada
 SFS GP I, Inc.                                                                       Canada
>SFS Canada II LP                                                                     Canada
 SFS GP II, Inc.                                                                      Canada
SYSCO SERCA Food Services, Inc.                                                       Canada
  #*SYSCO SERCA Food Services - Atlantic, Inc.                                        Canada
  #*SYSCO SERCA Food Services - West, Inc.                                            Canada



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

  #*SYSCO SERCA Food Services of Ontario, Inc.                                        Canada
  #*SYSCO Ready Fresh Produce, Inc.                                                   Canada
  #*SYSCO SERCA Food Services of Quebec, Inc.                                         Canada
  #*SYSCO Ontario Produce, Inc.                                                       Canada
         SFS SERCA Properties, Inc.                                                   Canada
The SYGMA Network, Inc.                                                              Delaware
Watson Sysco Food Services, Inc.                                                     Delaware

                                                                                   JURISDICTION
                     INACTIVE AND NAMESAVER                                             OF
                          SUBSIDIARIES                                             INCORPORATION
                     ----------------------                                        -------------
DiPaolo/Sysco Food Services, Inc. (Name Saver)                                         Ohio
Food Service Transportation, Inc. (Inactive)                                         Nebraska
FreshPoint of Houston, Inc. (Inactive)                                               Delaware
Grants - Sysco Food Services, Inc. (Name Saver)                                      Michigan
Olewine's Sysco Food Services Company (Name Saver)                                   Delaware
SyscoMed, Inc. (Inactive)                                                            Delaware
Sysco Food Services of Beaumont, Inc. (Inactive)                                     Delaware
Sysco Food Services of New York, Inc. (Name Saver)                                   New York
2901 Polk, Inc. (Inactive)                                                            Texas
SYSCO SERCA Food Services of New England, Inc. (Inactive)                            Delaware

                                    DIVISIONS
Sysco Food Services of Baraboo
Sysco Food Services of Jackson
Hallsmith-Sysco Food Services
Sysco Food Services of Baltimore
Sysco Food Services - Albany
Sysco Food Services of Connecticut
Sysco Food Services - Jamestown
Sysco Food Services - Syracuse
Sysco Food Services/Cincinnati
Sysco Food Services of Eastern Wisconsin

*Second Tier Subsidiary

**Limited Partnerships whose parents are: Sysco Texas Partners, Inc. (1%) and
  Sysco Administrative Services II, Inc. (99%)

***Limited Partnerships whose parents are: Freedman Meats, Inc. (2%) and
   Freedman-KB, Inc. (98%)

>Canadian Limited Partnership

#Multiple parents



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